UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ZipRealty, Inc.

(Name of Registrant as Specified In Its Charter)

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ZIPREALTY, INC.
2000 Powell Street, Suite 1555
Emeryville, California 94608
(510) 735-2600
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 10, 2005
To our Stockholders:
      We are holding our 2005 annual meeting of stockholders on Tuesday, May 10, 2005, at 9:30 a.m. local time. It will be held at Grand Hyatt San Francisco, Union Square, 345 Stockton Street, San Francisco, California 94108, telephone (415) 398-1234. Only stockholders of record on March 22, 2005 are entitled to notice of and to vote at our annual meeting or at any adjournment or postponement of it. The purpose of the meeting is:

1. To elect two Class I directors, each to serve for a term of three years expiring on the date of our 2008 annual meeting of stockholders or until a successor is elected;

2. To ratify the appointment of independent accountants for our fiscal year 2005; and

3. To transact any other business that may properly come before the annual meeting or any adjournment or postponement of it.
      Your Board of Directors unanimously recommends that you vote to approve all of the proposals before you. Those proposals are described more fully in the accompanying proxy statement, which we urge you to read.
      Your vote is important. Whether or not you plan to attend the meeting in person, you are urged to ensure that your shares are represented at the annual meeting by following the instructions on the enclosed proxy card. Please refer to the proxy card for more information on how to submit your vote.

By order of the Board of Directors,

Karen B. Seto
Secretary
April 8, 2005

ZIPREALTY, INC.
2000 Powell Street, Suite 1555
Emeryville, California 94608
(510) 735-2600
PROXY STATEMENT
INTRODUCTION
      The accompanying proxy is solicited by the Board of Directors of ZipRealty, Inc., a Delaware corporation (“we,” “us,” “ZipRealty” or the “Company”), for use at our 2005 annual meeting of stockholders to be held on Tuesday, May 10, 2005, at 9:30 a.m. local time, or any adjournment thereof, for the purposes set forth in this proxy statement and the accompanying notice of annual meeting. The annual meeting will be held at Grand Hyatt San Francisco, Union Square, 345 Stockton Street, San Francisco, California 94108, telephone (415) 398-1234.
      These proxy solicitation materials were first mailed on or about April 8, 2005 to all stockholders entitled to vote at our annual meeting.
QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE ANNUAL MEETING
Why did you send me this proxy statement?
      We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at our annual meeting of stockholders. That meeting is scheduled to take place on Tuesday, May 10, 2005. This proxy statement summarizes information concerning the proposals to be voted on at that meeting. This information will help you to make an informed vote at the annual meeting.
What proposals will be voted on at the meeting?
      We have scheduled two proposals to be voted on at the meeting:

1. The election of two Class I directors, each to serve for a term of three years expiring on the date of our 2008 annual meeting of stockholders or until a successor is elected; and

2. The ratification of the appointment of independent accountants for our fiscal year 2005.
What is the voting recommendation?
      Your Board of Directors recommends that you vote your shares “FOR” the election of each of the nominees to the Board of Directors and “FOR” the ratification of the appointment of independent accountants.
Who is entitled to vote?
      Only stockholders of record of our common stock at the close of business on March 22, 2005 are entitled to notice of and to vote at our annual meeting. As of the close of business on the record date, 19,895,420 shares of our common stock were outstanding and entitled to vote. Each stockholder of record is entitled to one vote for each share of common stock held as of the record date.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
      Most stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares owned beneficially.

Stockholder of record
      If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are considered to be the stockholder of record with respect to those shares, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial owner
      If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered to be the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote those shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.
How can I vote my shares in person at the meeting?
      Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.
      Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. You may vote shares held in street name in person only if you obtain a signed proxy from the record holder giving you the right to vote the shares.
How can I vote my shares without attending the meeting?
      Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting.

Stockholder of record
      You may vote by granting a proxy. Please refer to the summary voting instructions included on your proxy card. You may vote by mail by signing your proxy card and mailing it in the enclosed postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign the card but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

Beneficial owner
      For shares held in street name, refer to the voting instruction card included by your broker or nominee.
Can I change my vote after I submit my proxy?
      Yes. You can change your vote at any time before we vote your proxy at the annual meeting.

Stockholder of record
      If you are a stockholder of record you can change your vote by one of the following methods:

•	Send a written notice to our Secretary at our principal executive offices in Emeryville, California stating that you would like to revoke your proxy.

•	Complete a new proxy card and send it to our Secretary. The new proxy card will automatically replace any earlier-dated proxy card that you returned.

•	Attend the annual meeting and vote in person.

      If you choose to revoke your proxy by attending the annual meeting, you must vote at the meeting in accordance with the rules for voting at the annual meeting. Attending the annual meeting will not, by itself, constitute revocation of your proxy.

Beneficial owner
      If you instructed a broker or nominee to vote your shares, follow your broker or nominee’s directions for changing those instructions.
How are votes counted?
      In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For any other proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Shares may also be present at a meeting as broker non-votes. Generally, broker non-votes occur when a broker holds shares in street name for a beneficial owner, the broker has not received voting instructions from the beneficial owner, and the broker indicates on a proxy that it does not have discretionary authority to vote on the proposal.
      Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” on a proposal will be treated as being present and entitled to vote at the meeting for purpose of establishing a quorum and will also be treated as being entitled to vote on the proposal. Broker non-votes will be treated as being present and entitled to vote at the meeting for the purpose of establishing a quorum but will not be treated as being entitled to vote on the proposal and, therefore, will not affect voting results.
      The inspector of election appointed for the meeting will tabulate all votes. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors (“FOR” all of our nominees to the Board of Directors, “FOR” the ratification of the appointment of independent accountants and in the discretion of the proxy holders on any other matters that properly come before the meeting).
What vote is required to approve each of the proposals?
      With respect to the proposal to elect two Class I directors, the two nominees receiving the greatest number of “FOR” votes will be elected, even if those votes are less than a majority of shares present and entitled to vote. Votes “WITHHELD” are not counted towards the tabulation of votes cast for the election of directors.
      Any other proposal requires the affirmative “FOR” vote of a majority of the shares present and entitled to vote on the proposal. Note that shares that are voted “ABSTAIN” on a proposal may prevent the proposal from receiving the affirmative vote of a majority of the shares present and entitled to vote on the proposal and, therefore, have the same effect as votes “AGAINST” the proposal.
What does it mean if I receive more than one proxy or voting instruction card?
      It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy and voting instruction card you receive.
How may I obtain a separate set of proxy materials or request a single set for my household?
      If you share an address with another stockholder, you may receive only one set of proxy materials (including our Annual Report on Form 10-K and proxy statement) unless you have provided contrary instructions. If that is the case and you wish to receive a separate set of proxy materials now, please request the separate set by contacting our transfer agent, American Stock Transfer & Trust Company, in writing at 6201 15th Avenue, Brooklyn, New York 11219, Attention: Shareholder Services, by telephone at (800) 937-5449, or by facsimile at (800) 236-2641. Our transfer agent will then deliver the additional set of proxy materials promptly. You may also contact our transfer agent in the same fashion to give notice that you wish to receive a separate set of proxy materials in the future.

      Similarly, if you share an address with another stockholder and have received multiple sets of our proxy materials, you may contact our transfer agent in the same manner set forth above to request delivery of a single set of these materials in the future.
Where can I find the voting results of the meeting?
      We will announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2005, which quarter ends June 30, 2005.
What happens if additional proposals are presented at the meeting?
      Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by the Board of Directors.
Must a minimum number of stockholders vote or be present at the annual meeting?
      A quorum of stockholders is necessary to hold a valid meeting. Our bylaws provide that a majority of all of the shares of our stock entitled to vote, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” on any proposal, as well as broker non-votes, will be treated as being present and entitled to vote at the meeting for purposes of establishing a quorum.
Is cumulative voting permitted for the election of directors?
      Stockholders may not cumulate votes in the election of directors.
Who will bear the cost of soliciting votes for the meeting?
      We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We may also hire our transfer agent (American Stock Transfer & Trust Company) or another proxy solicitor to assist us in the distribution of proxy materials and the solicitation of votes. We will pay any proxy solicitor a reasonable and customary fee plus expenses for those services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our beneficial stockholders.
PROPOSAL 1 — ELECTION OF DIRECTORS
Terms of directors
      We have a classified Board of Directors, with overlapping terms of office. The term for the Class I directors expires at the 2005 annual meeting. The term for the Class II directors expires at the 2006 annual meeting and the term for the Class III directors expires at the 2007 annual meeting. Each director serves for a three-year term or until his successor is duly elected and qualified.
      Our Board of Directors currently consists of nine members: three who are Class I directors, three who are Class II directors and three who are Class III directors. Our Board of Directors has determined that each of its current members, except for Mr. Eric A. Danziger, Mr. William Scott Kucirek and Mr. Juan F. Mini, is independent within the meaning of the Nasdaq Stock Market, Inc. independent director standards. In connection with our 2005 annual meeting of stockholders, the size of our Board of Directors will be reduced by one Class I director, with one of our Class I directors, Mr. Juan F. Mini, not seeking reelection.

      The Board of Directors’ nominees for election by the stockholders as Class I directors are Mr. Matthew E. Crisp and Mr. Donald F. Wood, both of whom currently serve as Class I directors. Our Corporate Governance and Nominating Committee has recommended these nominations. If elected, the two nominees will serve as directors until our 2008 annual meeting or until their successors are duly elected and qualified. If either of the nominees declines to serve, proxies may be voted for a substitute nominee as we may designate. We are not aware of any reason that any nominee would be unable or unwilling to serve.
      As long as a quorum is present, the two nominees for Class I directors receiving the highest number of votes “FOR” will be elected as the Class I directors. The persons named in the enclosed proxy intend to vote the shares represented by those proxies “FOR” the election of these two nominees.
      The Board of Directors recommends a vote “FOR” the election of Mr. Matthew E. Crisp and Mr. Donald F. Wood as Class I directors.
Directors
      The following sets forth certain information concerning our directors, including the Class I nominees to be elected at the 2005 annual meeting:

			Director
Name	Age	Position with the Company	Since

Class I Director Nominees:
Matthew E. Crisp(2)	34	Director	2002
Donald F. Wood(1,3)	50	Director	1999
Class I Director Whose Term Expires at 2005 Annual Meeting:
Juan F. Mini	37	Director	1999
Class II Directors Whose Terms Expire at 2006 Annual Meeting:
Marc L. Cellier(2)	42	Director	2001
Robert C. Kagle(2,3)	49	Director	1999
William Scott Kucirek	39	Executive Vice President of New Market Development and Director	1999
Class III Directors Whose Terms Expire at 2007 Annual Meeting:
Ronald C. Brown(1,3)	50	Director	2004
Eric A. Danziger	50	President, Chief Executive Officer and Director	2001
Stanley M. Koonce, Jr.(1)	56	Director	2004

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Corporate Governance and Nominating Committee.
      Matthew E. Crisp has served on our Board of Directors since December 2002. Mr. Crisp has been a Partner of Venture Strategy Partners since February 2000 and previously was an Entrepreneur in Residence there from August 1999 to February 2000. Mr. Crisp holds a Masters of Science degree in management information systems and a Bachelor of Science degree in marketing finance from the University of Virginia.
      Donald F. Wood has served on our Board of Directors since July 1999. Since February 1998, Mr. Wood has been a Managing Member of Vanguard Ventures. Mr. Wood holds a Masters of Business Administration degree from the Stanford University Graduate School of Business and a Bachelor of Arts degree in economics from Stanford University.

      Juan F. Mini, one of our founders, has served on our Board of Directors since January 1999. Since January 2003, Mr. Mini has been Managing Director of Constructora Apolo, a real estate development company. From June 2001 to December 2002, Mr. Mini served as our Executive Vice President of Market Expansion. From July 1999 to June 2001, Mr. Mini served as our Chief Executive Officer, and from February 1999 to July 1999, he served as our President. Mr. Mini holds a Masters of Business Administration degree from the Haas School of Business at the University of California at Berkeley, a Masters of Science degree in engineering from Stanford University and a Bachelor of Science degree in engineering from Cornell University.
      Marc L. Cellier has served on our Board of Directors since May 2001. Mr. Cellier has been a founding managing member of Pyramid Technology Ventures since its founding in January 2000. Since April 1998, Mr. Cellier has also been a general partner at GC Technology Ventures. Mr. Cellier holds a Masters of Business Administration degree from the University of St. Thomas and a Bachelor of Arts degree in finance from Institut Superieur de Gestion.
      Robert C. Kagle has served on our Board of Directors since November 1999. Mr. Kagle has been a General Partner of Benchmark Capital Management Co., LLC, since its founding in May 1995 and a General Partner of Technology Venture Investors since January 1984. Mr. Kagle also serves on the boards of directors of eBay Inc. and E-LOAN, Inc. Mr. Kagle holds a Masters of Business Administration degree from the Stanford University Graduate School of Business and a Bachelor of Science degree in electrical and mechanical engineering from the General Motors Institute (renamed Kettering University in January 1998).
      William Scott Kucirek, one of our founders, has served as our Executive Vice President of New Market Development since January 2003 and as a member of our Board of Directors since January 1999. From June 2001 to December 2002, Mr. Kucirek served as our Executive Vice President of People and Culture, from February 1999 to May 2001, he served as our Chief Financial Officer, and from July 1999 to June 2001, he also served as our President. Mr. Kucirek holds a Masters of Business Administration degree from the Haas School of Business at the University of California at Berkeley and a Bachelor of Science degree in bioengineering from the University of California at Berkeley.
      Ronald C. Brown has served on our Board of Directors since March 2004. Mr. Brown is currently a private investor. From January 2004 to June 2004, Mr. Brown was Executive Vice President of Strategy of Starwood Hotels and Resorts Worldwide, Inc., a global hotel company. From June 1995 to December 2003, Mr. Brown was Chief Financial Officer of Starwood. Mr. Brown holds an LL.M. degree from the London School of Economics and an LL.B. degree from Osgoode Hall Law School, Toronto, Canada.
      Eric A. Danziger has served as our President, Chief Executive Officer and a member of our Board of Directors since June 2001. Prior to joining us, from February 1998 to June 2001, Mr. Danziger served as President and Chief Operating Officer of Carlson Hotels Worldwide, a hotel and resort management company including the hospitality brands Radisson Hotels Worldwide, Regent International, and Country Inns and Suites. From May 1996 to February 1998, Mr. Danziger served as President and Chief Executive Officer of Starwood Hotels and Resorts Worldwide, Inc., and from September 1990 to May 1996, he served as President of Wyndham Hotels and Resorts.
      Stanley M. Koonce, Jr. has served on our Board of Directors since May 2004. Mr. Koonce has been the Executive Vice President and Chief Operating Officer of Big Brothers Big Sisters of America since June 2002. From April 2001 to April 2002, Mr. Koonce was President and Chief Executive Officer of Venue Ticket Exchange, a sports ticketing company. From September 2000 to May 2002, Mr. Koonce was Chairman of AIVIA, a software and web development company. Mr. Koonce holds a Masters of Business Administration degree and a Bachelor of Science degree in mathematics from the University of North Carolina at Chapel Hill.

Board committees
      Our Board of Directors has standing Audit, Compensation, and Corporate Governance and Nominating Committees. Each of these committees is governed by a written charter that is available on our website at www.ziprealty.com.
      Audit Committee. Our Audit Committee consists of Messrs. Brown (chair), Koonce and Wood, each of whom our Board of Directors has determined is independent within the meaning of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. independent director standards. Our Board of Directors has further determined that Mr. Brown is a financial expert within the meaning of the Securities and Exchange Commission standard. This committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. This committee’s responsibilities include:

•	selecting and hiring our independent auditors;

•	evaluating and providing guidance with respect to the external audit and qualifications, independence and performance of our independent auditors;

•	pre-approving the audit and non-audit services to be performed by our independent auditors;

•	reviewing management’s report on its assessment of the effectiveness of our internal controls and our significant accounting policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	preparing the report that the Securities and Exchange Commission requires in our annual proxy statement; and

•	reviewing and monitoring compliance with our code of conduct and ethics.
      Compensation Committee. Our Compensation Committee consists of Messrs. Kagle (chair), Cellier and Crisp, each of whom our Board of Directors has determined is independent within the meaning of the Nasdaq Stock Market, Inc. independent director standards. This committee’s purpose is to assist our Board of Directors in determining the development plans and compensation for our senior management and directors and recommend these plans to our Board of Directors. This committee’s responsibilities include:

•	reviewing and recommending compensation and benefit plans for our executive officers;

•	setting performance goals for our officers and reviewing their performance against these goals;

•	evaluating the competitiveness of our executive compensation plans;

•	reviewing and recommending compensation for members of our Board of Directors and committees thereof; and

•	preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.
      Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee consists of Messrs. Wood (chair), Brown and Kagle, each of whom our Board of Directors has determined is independent within the meaning of the Nasdaq Stock Market, Inc. independent director standards. This committee’s purpose is to assist our Board of Directors by identifying individuals qualified to become members of our Board of Directors, consistent with criteria set by our Board of Directors, and to develop our corporate governance principles. This committee’s responsibilities include:

•	evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•	administering our policy for considering stockholder nominees for election to our Board of Directors;

•	evaluating and recommending candidates for election to our Board of Directors;

•	overseeing our Board of Directors’ performance and evaluation process;

•	reviewing our corporate governance principles and providing recommendations to the Board of Directors regarding possible changes;

•	periodically reviewing executive succession plans; and

•	reviewing and approving any related party transactions.
Identifying and evaluating director nominees
      Qualifications. We have no stated minimum criteria for director nominees. The Corporate Governance and Nominating Committee does, however, seek for nomination and appointment candidates with excellent decision-making ability, business experience, relevant expertise, personal integrity and reputation. This committee may also consider other factors such as diversity, age, length of service and other commitments. This committee believes it appropriate that at least one member of the Board of Directors meet the criteria for an audit committee financial expert as defined by the rules of the Securities and Exchange Commission, and that a majority of the members of the Board of Directors meet the independent director standard under rules of the Nasdaq Stock Market. This committee also believes it may be appropriate for certain members of our management, in particular the President and Chief Executive Officer, to participate as a member of the Board of Directors.
      Process. The Corporate Governance and Nominating Committee identifies nominees for the class of directors being elected at each annual meeting of stockholders by first evaluating the current members of such class of directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of such class of directors does not wish to continue in service or if this committee or the Board of Directors decides not to re-nominate a member of such class of directors for re-election, this committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of this committee and the Board of Directors are polled for suggestions as to individuals meeting the criteria for nomination. Research may also be performed to identify qualified individuals. This committee may, in its discretion, engage third party search firms to identify and assist in recruiting potential nominees to the Board of Directors. Candidates may also come to the attention of this committee through management, stockholders or other persons.
      The Corporate Governance and Nominating Committee may take such measures that it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board of Directors or management.
      Stockholder recommendations. Pursuant to the requirements of its charter, the Corporate Governance and Nominating Committee will review any director candidates recommended by our stockholders who are entitled to vote in the election of directors, provided that the stockholder recommendations are timely submitted in writing to our Secretary, along with all required information, in compliance with the stockholder nomination provisions of our bylaws. A copy of our bylaws has been filed with the Securities and Exchange Commission as an exhibit to our Form S-1 and is available on its website at www.sec.gov, as well as on our website at www.ziprealty.com under “Investor Relations — SEC Filings.” Any candidates properly recommended in accordance with the foregoing requirements by stockholders will be considered in such manner as the members of our Corporate Governance and Nominating Committee deem appropriate.

Director attendance at meetings
      Board and committee meetings. The following table summarizes the attendance by our incumbent directors, while they were serving on our Board of Directors, at meetings of our Board of Directors and its committees that were held in fiscal year 2004 (Mr. Brown was not elected as a member of our Board of Directors until March 2004, and Mr. Koonce was not elected as a member of our Board of Directors until May 2004). No incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings held by the Board of Directors while he served on the Board of Directors and (ii) the total number of meetings held by all committees on which he served while he served on those committees.

							Corp. Governance
					Compensation		and Nominating
	Board of Directors		Audit Committee		Committee		Committee

	Meetings		Meetings		Meetings		Meetings
	Held		Held		Held		Held
	While a	Meetings	While a	Meetings	While a	Meetings	While a	Meetings
Name	Director	Attended	Member	Attended	Member	Attended	Member	Attended

Matthew E. Crisp	7	7	—	—	1	1	—	—
Donald F. Wood	7	7	3	3	—	—	0	0
Juan F. Mini	7	6	—	—	—	—	—	—
Marc L. Cellier	7	7	—	—	1	1	—	—
Robert C. Kagle	7	7	—	—	1	1	0	0
William Scott Kucirek	7	6	—	—	—	—	—	—
Ronald C. Brown	5	5	3	3	—	—	0	0
Eric A. Danziger	7	7	—	—	—	—	—	—
Stanley M. Koonce, Jr.	4	4	3	3	—	—	—	—
      Annual meeting of stockholders. We do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, but all directors are strongly encouraged to attend each annual meeting of stockholders. To this end we have scheduled our 2005 annual meeting of the Board of Directors immediately to follow our 2005 annual meeting of stockholders on the same date and in the same location. The 2005 annual meeting of stockholders is the first annual meeting of stockholders since our initial public offering in November 2004. We did not hold an annual meeting of stockholders in fiscal year 2004.
Contacting our directors
      Any stockholder who desires to contact any of the members of our Board of Directors can write to the following address: Board of Directors, c/o Secretary, ZipRealty, Inc., 2000 Powell Street, Suite 1555, Emeryville, California 94608. Communications received in writing will be collected, organized and processed by our Secretary, who will distribute the communications to the members of the Board of Directors as appropriate depending on the facts and circumstances outlined in the communication received. Where the nature of a communication warrants, the Secretary may decide to obtain the more immediate attention of the appropriate committee of the Board of Directors or an independent director, or the Company’s management or independent advisors, as the Secretary considers appropriate.
Director compensation
      Cash Awards. Each of our non-employee directors receives an annual retainer of $7,500. The non-employee directors serving as the chairpersons of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee receive additional annual retainers of $10,000, $5,000 and $5,000, respectively. The non-employee directors serving as members but not as chairpersons of those committees receive an additional annual retainer of $2,500 for each such committee membership. We pay these retainers on a quarterly basis. We also reimburse our non-employee directors for their reasonable expenses incurred in connection with attending meetings of the Board of Directors and its committees. Directors who are our employees receive no separate compensation for services rendered as directors.

      Option Awards. Each non-employee director who joins our Board of Directors receives a nondiscretionary, automatic grant of an option to purchase 16,666 shares of our common stock upon joining our Board of Directors, which will vest over three years in equal annual installments. In addition, each non-employee director receives an annual nondiscretionary, automatic grant of an option to purchase 6,666 shares of our common stock, pursuant to our 2004 Equity Incentive Plan, which will vest one year from the date of grant.
      Fiscal Year 2004 Awards. In March 2004, upon joining our Board of Directors, we granted Mr. Brown an option to purchase 25,000 shares of common stock at an exercise price of $7.50 per share. In May 2004, upon joining our Board of Directors, we granted Mr. Koonce an option to purchase 16,666 shares of common stock at an exercise price of $9.00 per share. Both of these option grants vest as to 25% of the total number of shares after one year from the date of grant, and in equal monthly installments over the subsequent three years. Other than for these awards, no option grants, retainers or attendance fees were made or paid to any of our directors during fiscal year 2004.
PROPOSAL 2 — APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
      You are being asked to ratify the appointment of PricewaterhouseCoopers LLP (“PWC”) as our independent accountants for our fiscal year ending December 31, 2005.
      Our Audit Committee has selected PWC as our independent accountants for fiscal year 2005. PWC has served as our independent accountants since our inception in 1999. Representatives of PWC are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from you.
      The fees billed to us by PWC for services rendered with respect to the years ended December 31, 2004 and 2003 were as follows:

	2004	2003

Audit Fees	$784,717	$141,823
Audit-related Fees	—	—
Tax Fees	52,285	25,495
All Other Fees	1,400	—

Total	$838,402	$167,318

Audit fees
      Audit fees for the years ended December 31, 2004 and 2003, respectively, were for professional services rendered for the audits of the Company’s financial statements and reviews of the interim financial statements included in quarterly reports, review of the tax provision, issuance of comfort letters and consents, and services normally provided in connection with statutory and regulatory filings or engagements. Audit fees for the year ended December 31, 2004 included fees related to the filing of our registration statement for our initial public offering.
Tax fees
      Tax fees for the years ended December 31, 2004 and 2003, respectively, were for professional services related to tax compliance, including preparation of state and federal tax returns. Tax fees for the year ended December 31, 2004 included fees related to tax consultations, including state and federal tax advice and planning.

Audit-related fees
      There were no fees billed by PWC for audit-related services in 2004 or 2003.
All other fees
      All other fees for the year ended December 31, 2004 consisted of an annual license fee for PWC’s online library of authoritative financial reporting and assurance literature. There were no fees billed by PWC for other services in 2003.
      Since June 2004, our Audit Committee has been responsible under its charter for pre-approving (or designating a member to pre-approve) audit and non-audit services provided to us by PWC (or subsequently approving non-audit services when subsequent approval is necessary and permissible). From that time through the end of fiscal year 2004, the Audit Committee pre-approved all audit and non-audit services provided to us by PWC, and no PWC non-audit services have been subsequently approved pursuant to 17 CFR 210.2-01(c)(7)(i)(C).
      As long as a quorum is present, the proposal will be approved if it receives the affirmative “FOR” vote of a majority of the shares present and entitled to vote on the proposal. The persons named in the enclosed proxy intend to vote the shares represented by those proxies in favor of this proposal.
      The Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2005.
TRANSACTION OF OTHER BUSINESS
      We know of no other proposals to be presented at the meeting. If any other proposal is presented, the shares represented by the proxies we receive will be voted according to the best judgment of the persons named in the proxies. It is the intention of the persons named in the form of proxy to vote the shares that those proxies represent as the Board of Directors recommends.

SECURITY OWNERSHIP BY OUR DIRECTORS, OFFICERS
AND PRINCIPAL STOCKHOLDERS
      The following table sets forth information about the beneficial ownership of our common stock at March 22, 2005, for:

•	each person known to us to be the beneficial owner of more than 5% of our common stock;

•	each named executive officer;

•	each of our directors; and

•	all of our executive officers and directors as a group.
      Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o ZipRealty, Inc., 2000 Powell Street, Suite 1555, Emeryville, California 94608. We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 19,895,420 shares of common stock outstanding on March 22, 2005, the record date for our annual meeting of stockholders.
      In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 22, 2005. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares	Percentage of Shares
Beneficial owner	Beneficially Owned	Outstanding

5% Stockholders:
Benchmark Capital Partners(1)	5,007,851	23.7%
Pyramid Technology Ventures(2)	4,731,472	22.0
Vanguard Ventures(3)	2,416,139	11.9
Venture Strategy Partners(4)	1,614,834	7.9
Phillip A. Lamoreaux(5)	1,287,513	6.3
Passport Management LLC(6)	1,168,404	5.9
Directors and named executive officers:
Eric A. Danziger(7)	1,231,516	5.9
Gary M. Beasley(8)	144,326	*
William Scott Kucirek(9)	673,957	3.4
William C. Sinclair(10)	81,100	*
Joseph Patrick Lashinsky(11)	102,838	*
Ronald C. Brown(12)	7,291	*
Marc L. Cellier(13)	4,732,530	22.0
Matthew E. Crisp(14)	—	—
Robert C. Kagle(1)	5,007,851	23.7
Stanley M. Koonce, Jr.(15)	4,166	*
Juan F. Mini(16)	1,561,435	7.8
Donald F. Wood(17)	2,440,059	12.0
All directors and executive officers as a group (16 people)(18)	16,114,383	65.1%

(1)	Includes 3,792,043 shares held by Benchmark Capital Partners IV, L.P., as nominee for Benchmark Capital Partners IV, L.P., Benchmark Founders’ Fund IV, L.P., Benchmark Founders’ Fund IV-A, L.P., Benchmark Founders’ Fund IV-B, L.P., Benchmark Founders’ Fund IV-X, L.P. and related individuals, also known as the Benchmark Funds, and 1,215,808 shares issuable upon exercise of warrants held by the same fund that are exercisable within 60 days of March 22, 2005. Mr. Kagle, who is one of our directors, is a managing member of Benchmark Capital Management Co. IV, L.L.C., which is the general partner of Benchmark Capital Partners IV, L.P. Mr. Kagle disclaims beneficial ownership of the shares held by this fund except with respect to 46,711 issued shares and 15,515 shares issuable upon exercise of warrants that are exercisable within 60 days of March 22, 2005, and to the extent of his pecuniary interest therein. The address of this fund and Mr. Kagle is c/o Benchmark Capital Partners, 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(2)	Includes 3,116,705 shares held by Pyramid Technology Ventures I, L.P. and 1,614,767 shares issuable upon exercise of warrants held by Pyramid Technology Ventures I, L.P. that are exercisable within 60 days of March 22, 2005. Taurus Partners, LLC, which is the general partner of this fund, as well as its managing members, Marc L. Cellier and Alexander Jenkins Rhea, may be deemed to have beneficial ownership of the shares held by this fund. Each of Mr. Cellier, who is one of our directors, and Mr. Rhea disclaims beneficial ownership of the shares held by this fund except to the extent of his pecuniary interest therein. The address of this fund is c/o Pyramid Technology Ventures, P.O. Box 10723, Zephyr Cove, NV 89448.

(3)	Includes 1,887,492 shares held by Vanguard VI, L.P., 78,062 shares held by Vanguard VI Affiliates Fund, L.P. and 64,764 shares held by Vanguard VI Annex Fund, L.P. Also includes 336,608 shares issuable upon exercise of warrants held by Vanguard VI, L.P., 35,292 shares issuable upon exercise of warrants held by Vanguard VI Annex Fund, L.P. and 13,921 shares issuable upon exercise of warrants held by Vanguard VI Affiliates Fund, L.P., in each case that are exercisable within 60 days of March 22, 2005. Vanguard VI Venture Partners L.L.C., which is the general partner of these funds, as well as its managing members, Jack M. Gill, Robert D. Ulrich and Donald F. Wood, may be deemed to have beneficial ownership of the shares held by these funds. Each of Mr. Gill, Mr. Ulrich and Mr. Wood, who is one of our directors, disclaims beneficial ownership of the shares held by these funds except to the extent of his pecuniary interest therein. The address of these funds is c/o Vanguard Ventures, 525 University Ave., Suite 1200, Palo Alto, CA 94301.

(4)	Includes 982,407 shares held by Venture Strategy Partners II LP and 67,734 shares held by Venture Strategy Affiliates Fund LP. Also includes 528,271 shares issuable upon exercise of warrants held by Venture Strategy Partners II LP and 36,422 shares issuable upon exercise of warrants held by Venture Strategy Affiliates Fund LP, in each case that are exercisable within 60 days of March 22, 2005. Venture Strategy Management Company II LLC, which is the general partner of these funds, as well as its executive managing member, Joanna Rees Gallanter, may be deemed to have beneficial ownership of the shares held by these funds. Ms. Gallanter disclaims beneficial ownership of the shares held by these funds except to the extent of her pecuniary interest therein. The address of these funds is c/o Venture Strategy Partners, 201 Post Street, San Francisco, CA 94108.

(5)	Based on information contained in a Schedule 13G filed February 10, 2004. Includes 795,380 shares held by Lamoreaux Partners and 57,651 shares held by Phillip A. Lamoreaux. Also includes 400,710 shares issuable upon exercise of warrants held by Lamoreaux Partners and 33,772 shares issuable upon exercise of warrants held by Mr. Lamoreaux, in each case that are exercisable within 60 days of March 22, 2005. Mr. Lamoreaux has sole beneficial ownership of the shares and warrants held by him. Lamoreaux Partners shares beneficial ownership of the shares and warrants held by it with Mr. Lamoreaux and with Lamoreaux & Associates, LLC. The address of these entities and Mr. Lamoreaux is 1505 Bridgeway, Suite 125, Sausalito, CA 94965.

(6)	Based on information contained in a Schedule 13G filed February 15, 2005. Includes 644,258 shares held by Passport Master Fund, LP and 524,146 shares held by Passport Master Fund II, LP. The funds share beneficial ownership of the shares held by them with Passport Holdings, LLC, Passport

Management, LLC, Passport Capital, LLC and John Burbank. The address of these entities and Mr. Burbank is 36 Toronto Street, Suite 1000, Toronto M5C 2C5, Canada.

(7)	Includes 66,975 shares issuable upon exercise of warrants and 989,582 shares issuable upon exercise of options that are exercisable within 60 days of March 22, 2005. Also includes 31,806 shares held by the Eric A. Danziger Grantor Retained Annuity Trust and 31,806 shares held by the Jennifer L. Danziger Grantor Retained Annuity Trust.

(8)	Includes 30,320 shares held by the Beasley Family Revocable Trust and 2,671 shares issuable upon exercise of warrants held by this entity that are exercisable within 60 days of March 22, 2005. Also includes 111,335 shares issuable upon exercise of options that are exercisable within 60 days of March 22, 2005.

(9)	Includes 7,291 shares issuable upon exercise of options that are exercisable within 60 days of March 22, 2005.

(10)	Includes 7,058 shares issuable upon exercise of warrants and 60,416 shares issuable upon exercise of options that are exercisable within 60 days of March 22, 2005.

(11)	Includes 88,750 shares issuable upon exercise of options that are exercisable within 60 days of March 22, 2005.

(12)	Includes 7,291 shares issuable upon exercise of warrants that are exercisable within 60 days of March 22, 2005.

(13)	Includes 1,058 shares held by Mr. Cellier individually, 3,116,705 shares held by Pyramid Technology Ventures I, L.P. and 1,614,767 shares issuable upon exercise of warrants held by the same fund that are exercisable within 60 days of March 22, 2005. Mr. Cellier, one of our directors, is a managing member of the general partner of Pyramid Technology Ventures I, L.P. Mr. Cellier disclaims beneficial ownership of the shares held by this fund except to the extent of his pecuniary interest therein. Mr. Cellier’s address is c/o Pyramid Technology Ventures, P.O. Box 10723, Zephyr Cove, NV 89448.

(14)	Excludes shares held by Venture Strategy Partners II LP and Venture Strategy Affiliates Fund LP as described in footnote 4. Mr. Crisp, one of our directors, is a managing member of the general partner of these funds. However, Mr. Crisp neither has shares nor voting or dispositive authority over the shares held by these funds and, accordingly, is not deemed to beneficially own the shares held by these funds. The address of Mr. Crisp is c/o Venture Strategy Partners, 140 Geary Street, Suite 600, San Francisco, CA 94108.

(15)	Includes 4,166 shares issuable upon exercise of warrants that are exercisable within 60 days of March 22, 2005.

(16)	Includes 666,666 shares held by Mr. Mini individually, 718,088 shares held by Iverson Financial Corp. and 176,681 shares issuable upon exercise of warrants held by this entity that are exercisable within 60 days of March 22, 2005. Mr. Mini is a director of Iverson Financial Corporation, which is controlled by members of his family. Mr. Mini’s address is 881 Ocean Drive, Apt. 26-H, Key Biscayne, FL 33149.

(17)	Includes 15,906 shares held by Mr. Wood individually, 1,887,492 shares held by Vanguard VI, L.P., 78,062 shares held by Vanguard VI Affiliates Fund, L.P. and 64,764 shares held by Vanguard VI Annex Fund, L.P. Also includes 8,014 shares issuable upon exercise of warrants held by Mr. Wood, 336,608 shares issuable upon exercise of warrants held by Vanguard VI, L.P., 35,292 shares issuable upon exercise of warrants held by Vanguard VI Annex Fund, L.P. and 13,921 shares issuable upon exercise of warrants held by Vanguard VI Affiliates Fund, L.P., in each case that are exercisable within 60 days of March 22, 2005. Mr. Wood, one of our directors, is a managing member of the general partner of each of Vanguard VI, L.P., Vanguard VI Affiliates Fund, L.P. and Vanguard VI Annex Fund, L.P. Mr. Wood disclaims beneficial ownership of the shares held by these funds except to the extent of his pecuniary interest therein. Mr. Wood’s address is c/o Vanguard Ventures, 525 University Ave., Suite 1200, Palo Alto, CA 94301.

(18)	Includes 3,478,500 shares issuable upon exercise of warrants and 1,391,856 shares issuable upon exercise of options that are exercisable within 60 days of March 22, 2005.

Rule 10b5-1 trading plans
      Our Insider Trading Compliance Program allows directors, officers and other employees covered under the program to establish, under limited circumstances contemplated by Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, written programs that permit automatic trading of our stock or trading of our stock by an independent person (such as an investment bank) who is not aware of material inside information at the time of the trade. As of the filing date of this report, all of our executive officers who own or have vested rights to acquire our stock have adopted Rule 10b5-1 trading plans to sell a total of up to 610,626 shares. These sales will be made at various dates and prices during the period commencing on the termination of the lock-up period in connection with our initial public offering and ending from seven to twenty-four months thereafter, subject to the terms of each plan. We believe that additional directors, officers and employees have established or may establish such programs.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and any person who owns more than ten percent (10%) of our shares of common stock to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and with us. Based on our review of copies of forms and written representations, we believe that all of our officers, directors and greater than ten percent (10%) stockholders complied with all filing requirements applicable to them for the year ended December 31, 2004.
SIGNIFICANT RELATIONSHIPS AND TRANSACTIONS WITH DIRECTORS, OFFICERS
OR PRINCIPAL STOCKHOLDERS
      We describe below transactions and series of similar transactions, since January 1, 2004, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $60,000; and

•	a director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.
      We also describe below certain other transactions with our directors, executive officers and stockholders.
Investor rights agreement
      Prior to January 1, 2004, we entered into an agreement with purchasers of our preferred stock, which converted into shares of common stock in connection with our initial public offering, and holders of warrants to purchase our capital stock that provides for certain rights relating to the registration of their shares of common stock issued upon conversion of their preferred stock or issuable upon exercise of their warrants. These rights will terminate five years following the completion of our initial public offering, or for any particular holder with registration rights, at such time following our initial public offering when all securities held by that stockholder subject to registration rights may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended, during any 90-day period. All holders of common stock issued upon conversion of preferred stock are parties to this agreement, including the following directors, executive officers and holders of 5% of our capital stock: Benchmark Capital Partners IV, L.P.; Pyramid Technology Ventures I, L.P.; Vanguard Ventures; Venture Strategy Partners; Lamoreaux Partners; Eric A. Danziger; Gary M. Beasley; William C. Sinclair; Joseph Patrick Lashinsky; David A. Rector; Joseph P. Trifoglio; and Donald F. Wood.
Indemnification agreements with officers and directors
      Our amended and restated certificate of incorporation and our bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers holding the title of Vice President or higher.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS
Executive compensation
Summary compensation table
      The following table summarizes the compensation that we paid to our Chief Executive Officer and each of our four other most highly compensated executive officers during the years ended December 31, 2004 and 2003. We refer to these officers in this statement as our named executive officers.

		Annual Compensation		Securities
				Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	Compensation ($)(1)

Eric A. Danziger	2004	$275,000	$168,919	200,000	$48,322	(2)
President and Chief	2003	275,000	20,000	20,000	—
Executive Officer
Gary M. Beasley	2004	175,000	67,568	50,000	278	(3)
Executive Vice President	2003	150,000	4,000	4,000	—
and Chief Financial Officer
William Scott Kucirek	2004	162,500	27,027	25,000	202	(4)
Executive Vice President of	2003	150,000	4,000	4,000	—
New Market Development
William C. Sinclair	2004	150,000	40,541	25,000	47,304	(5)
Senior Vice President of	2003	150,000	3,500	3,500	3,634	(6)
Sales and Operations
Joseph Patrick Lashinsky	2004	157,000	40,541	25,000	202	(7)
Vice President of Marketing	2003	132,000	3,500	3,500	—
and Business Development

(1)	Does not include premiums paid by the Company under a group life insurance plan available generally to all salaried employees.

(2)	Includes $47,291 in commission discounts for residential real estate transactions conducted through the Company’s employee discount program and $1,031 in premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.

(3)	Represents premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.

(4)	Represents premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.

(5)	Includes $31,701 for reimbursement of relocation expenses, $15,031 in commission discounts for a residential real estate transaction conducted through the Company’s employee discount program and $572 in premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.

(6)	Represents payments for temporary housing in connection with relocation to the San Francisco Bay Area.

(7)	Represents premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.
Option grants in last fiscal year
      The following table contains information about stock option grants made during the year ended December 31, 2004 to our Chief Executive Officer and to our four other most highly compensated executive officers in fiscal year 2004. Each option has a maximum term of ten years, subject to earlier termination upon cessation of service. The options that expire March 28, 2014 were granted on March 29, 2004 under our 1999 Stock Option Plan. Those options vested as to 1/48th of the shares one month after grant, with the remaining shares vesting ratably on the first day of each month over the remainder of the four years from the date of grant. The stock options that expire December 15, 2014 were granted on December 16, 2004 under our 2004 Equity Incentive Plan. Those options vest as to 25% of the shares one year after grant, with the remaining shares vesting ratably on the first day of each month during the remainder of the four years from the date of grant.
      The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There is no assurance that the actual stock price appreciation over the option terms will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the term of the option, no value will be realized from the option grants made to the executive officer.

		% of Total			Potential Realizable Value
	Number of	Options			at Assumed Annual Rates of
	Securities	Granted to			Stock Price Appreciation
	Underlying	Employees	Exercise		for Option Term
	Options	in Fiscal	Price per
Name	Granted	Year	Share	Expiration Date	5%	10%

Eric A. Danziger	250,000	16.4%	$7.50	3/28/14	$1,179,177	$2,988,267
	200,000	13.1	16.50	12/15/14	2,075,352	5,259,350
Gary M. Beasley	20,000	1.3	7.50	3/28/14	94,334	239,061
	50,000	3.3	16.50	12/15/14	518,838	1,314,838
William Scott Kucirek	25,000	1.6	7.50	3/28/14	117,918	298,827
	25,000	1.6	16.50	12/15/14	259,419	657,419
William C. Sinclair	16,666	1.1	7.50	3/28/14	78,609	199,210
	25,000	1.6	16.50	12/15/14	259,419	657,419
Joseph Patrick Lashinsky	10,000	0.7	7.50	3/28/14	47,167	119,531
	25,000	1.6	16.50	12/15/14	259,419	657,419
Aggregate option exercises in last fiscal year and fiscal year end option values
      The following table contains information about option exercises for our Chief Executive Officer and our four other most highly compensated executive officers in the year ended December 31, 2004 and their option holdings as of December 31, 2004.
      The value realized and the value of an in-the-money stock option represents the difference between the aggregate estimated fair market value of the underlying stock and the aggregate exercise price of the stock option. We have used the reported closing price of $17.87 per share on The Nasdaq National Market on December 31, 2004 as the estimated fair market value of our common stock in determining the value of unexercised options. All exercised options were granted under our 1999 Stock Plan.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
			Options at Fiscal Year End		Fiscal Year End ($)
	Shares Acquired
Name	Upon Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Eric A. Danziger	—	—	859,373	590,626	$15,356,996	$10,554,487
Gary M. Beasley	25,000	$237,750	92,720	110,985	1,656,906	1,983,302
William Scott Kucirek	—	—	4,687	45,313	83,757	809,743
William C. Sinclair	—	—	49,998	75,001	893,464	1,340,268
Joseph Patrick Lashinsky	10,100	103,626	79,956	56,036	1,428,814	1,001,363
Change of control arrangements
      In June 2004, our Board of Directors authorized a form of change of control agreement for each of our current and future officers of a level of Vice President and above. The change of control agreement provides that in the event the employee is terminated without cause, or is constructively terminated, within 12 months of a change of control of ZipRealty (including a merger or sale of assets), 50% of all unvested stock rights as of such date shall become fully vested on the termination date. For purposes of this agreement, “stock rights” means all options or rights to acquire shares of our common stock, stock appreciation rights, performance units and performance shares, and includes all options issued from our 1999 Stock Plan and 2004 Equity Incentive Plan. We intend for each of our current and future officers of a level of Vice President and above to enter into a change of control agreement with these terms prior to the closing of this offering or at the time such person is hired, as applicable.
      In addition, with respect to a stock option awarded to Eric A. Danziger in June 2001 to purchase 666,666 shares of our common stock, upon a change of control of ZipRealty 50% of the then unvested shares underlying this option shall become fully vested.
Compensation committee interlocks and insider participation
      The members of our Compensation Committee during fiscal year 2004 were Messrs. Kagle, Cellier and Crisp. None of the members of our Compensation Committee has served as one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee, nor did any such interlocking relationship exist during the last fiscal year.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      To our Stockholders:
      The Compensation Committee is responsible for overseeing ZipRealty’s compensation policies, plans and benefits and, in connection therewith, the Compensation Committee reviews and approves for the President and Chief Executive Officer and other executive officers the annual compensation arrangements as well as employment, severance and change in control agreements. In order to meet ZipRealty’s compensation objectives for executive officers, ZipRealty awards three types of annual compensation: base salaries, incentive bonuses and equity grants.
      For fiscal year 2004, ZipRealty’s President and Chief Executive Officer evaluated the performance of all other executive officers and recommended compensation arrangements subject to the review and approval of the Compensation Committee (for compensation determined after ZipRealty’s initial public offering) or the full Board of Directors (for compensation determined before ZipRealty’s initial public offering). Executive compensation for fiscal year 2004 was based on the following factors:

•	Base salaries. Base salaries for fiscal year 2004 were generally determined in late 2003 after considering ZipRealty’s ability to attract and retain qualified individuals, certain salary comparables for the market, and the desire to balance the need to gradually adjust certain executive salaries to reflect market salaries for their skill sets against the need to conserve financial resources given ZipRealty’s only recent profitability.

•	Incentive bonuses. Executive incentive bonuses for fiscal year 2004 were based on ZipRealty’s financial and operating performance during the year, the efforts of the executive officers in completing ZipRealty’s initial public offering, and the fact that the proposed bonuses were required to be proportionately reduced if profits for fiscal year 2004 did not equal or exceed certain profit targets.

•	Equity grants. Executive officers were granted options for fiscal year 2004 based upon ZipRealty’s financial success and the desire to align the interests of the executive officers and ZipRealty’s stockholders in the creation of long-term value for ZipRealty’s stock. With respect to future option grants, given the upcoming requirements concerning the expensing of stock options, the Compensation Committee is considering alternative forms of compensation.
      The compensation package for ZipRealty’s President and Chief Executive Officer, Mr. Eric A. Danziger, for fiscal year 2004 was determined after considering the above factors. Specifically, although Mr. Danziger’s strong leadership was a key component in ZipRealty’s achievement of profitability during the second half of fiscal year 2003, the Board of Directors determined to maintain Mr. Danziger’s annual base salary for fiscal year 2004 at $275,000, the same base salary he received during fiscal year 2003, in order to conserve financial resources. In March 2004, in light of ZipRealty’s achieving the level of financial success desired to pursue an initial public offering, the Board of Directors granted Mr. Danziger an incentive stock option to purchase 250,000 shares. In December 2004, in recognition of Mr. Danziger’s efforts in leading ZipRealty through successive quarters of profitability and a successful initial public offering, the Compensation Committee awarded Mr. Danziger an incentive bonus of $168,919 and granted Mr. Danziger an incentive stock option to purchase 200,000 shares.
      The information contained in this report of the Compensation Committee shall not be deemed “soliciting material” or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ZipRealty specifically incorporates this information by reference.
Respectfully submitted by the Compensation Committee:

Robert C. Kagle	Marc L. Cellier	Matthew E. Crisp
Chairman
March 22, 2005
AUDIT COMMITTEE REPORT
      The Audit Committee is responsible for reviewing the scope and timing of audit services and any other services that ZipRealty’s independent accountants are asked to perform, the auditors’ report on ZipRealty’s consolidated financial statements following completion of their audit, and ZipRealty’s policies and procedures with respect to internal accounting and financial controls. The Board of Directors has adopted a written charter for the Audit Committee, which follows our report as Appendix A. All members of this committee are independent members of the Board of Directors.
      We reviewed ZipRealty’s audited consolidated financial statements for fiscal year 2004 and discussed such statements with management. We discussed the matters required by Statement of Auditing Standards No. 61(Codification of Statements on Auditing Standards, AU § 380) with PricewaterhouseCoopers LLP, ZipRealty’s independent accountants during fiscal year 2004. We also received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) from PricewaterhouseCoopers LLP and discussed with them their independence.
      Based on the review and discussions noted above, we recommended to the Board of Directors that ZipRealty’s audited financial statements be included in its Annual Report on Form 10-K and the annual report to stockholders for the year ended December 31, 2004, and be filed with the U.S. Securities and Exchange Commission.
      The information contained in this report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ZipRealty specifically incorporates this information by reference.
Respectfully submitted by the Audit Committee:

Ronald C. Brown	Stanley M. Koonce, Jr.	Donald F. Wood
Chairman
March 22, 2005

STOCK PERFORMANCE GRAPH
      The following performance graph compares the percentage change in the cumulative total stockholder return on shares of our common stock with the cumulative total return for:

•	the Goldman Sachs Internet Index (our Peer Group Index), and

•	the Total Return Index for The Nasdaq Stock Market (US and Foreign).
      This comparison covers the period from November 10, 2004 (the first day of trading after the effectiveness of the registration statement for our initial public offering) to December 31, 2004, the last trading date in our fiscal year 2004. It assumes $100 was invested on November 10, 2004 in shares of our common stock, our peer corporations and The Nasdaq Stock Market, and assumes reinvestment of dividends, if any.
      The Goldman Sachs Internet Index is a modified-capitalization weighted index of 13 stocks representing the Internet industry, including internet content and access providers, Internet software and services companies and e-commerce companies. The Total Return Index for The Nasdaq Stock Market (US and Foreign) comprises all ADRs, domestic shares, and foreign common shares traded on The Nasdaq National Market and The Nasdaq Small Cap Market, excluding preferred shares, rights and warrants.
Comparative Returns

			Total
Date	ZipRealty	Peer Group	Nasdaq Return

November 10, 2004	100.00	100.00	100.00

December 31, 2004	109.63	112.22	106.92

      The stock price performance shown on the graph is not necessarily indicative of future price performance. Our closing stock price on March 22, 2005, the record date, was $14.75. Information used on this graph was obtained from Nasdaq and the Chicago Board Options Exchange. Although we believe the information to be accurate, we are not responsible for any errors or omissions.
      The information contained in this chart shall not be deemed “soliciting material” or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ZipRealty specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCKHOLDER PROPOSALS
      You may present proposals for inclusion in our proxy statement for consideration at our 2006 annual meeting by submitting them in writing to our Secretary in a timely manner. Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, as amended, your proposals must be received by us no later than December 9, 2005 to be included in the proxy statement for that meeting and must comply with the requirements of Rule 14a-8.
      Any proposals submitted by you after December 9, 2005, but on or before January 8, 2006, may be eligible for consideration at next year’s annual meeting, but will not be eligible for inclusion in the proxy statement for that meeting. Any proposal received after January 8, 2006 will be considered untimely for our 2006 annual meeting.

By order of the Board of Directors,

Karen B. Seto
Secretary
April 8, 2005

Appendix A
ZIPREALTY, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
PURPOSES:
      The purposes of the Audit Committee of the Board of Directors (the “Board”) of ZipRealty, Inc. (the “Company”) are to:

•	Monitor (i) the accounting and financial reporting processes of the Company, including the Company’s internal accounting and financial controls, (ii) the integrity of the Company’s financial statements, and (ii) the Company’s compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	Retain and oversee the independent auditors of the Company’s financial statements; and

•	Provide the Board with the results of its monitoring and recommendations derived therefrom, as well as such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the Board’s attention.
      In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.
MEMBERSHIP:
      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria:

•	Each member will be an independent director, as defined in (i) NASD Marketplace Rule 4200(a)(15) and (ii) Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended; provided that one non-employee director who is not independent under NASD Marketplace Rule 4200(a)(15) may serve on the Audit Committee if the Board has made the required determination under NASD Marketplace Rule 4350(d)(2)(B);

•	Each member will be able to read and understand fundamental financial statements, in accordance with NASD Marketplace Rule 4350(d)(2)(A)(iv); and

•	At least one member will qualify as a financial expert under NASD Marketplace Rule 4350(d)(2) and under Item 401(h) of Regulation S-K.
      The Board will annually appoint the members of the Audit Committee and the Chair of the Audit Committee, which appointment shall be effective immediately following the Company’s annual meeting of stockholders, unless otherwise indicated.
RESPONSIBILITIES:
      The responsibilities of the Audit Committee will include the following:

•	Reviewing management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting as of the end of the most recent fiscal year and the independent auditors’ report on management’s assessment;

•	Reviewing before release the disclosure regarding the Company’s system of internal controls required to be contained in the Company’s periodic filings, and reviewing the attestations or reports by the auditors relating to such disclosure;

•	Appointing, compensating, retaining and overseeing the work of the auditors (including resolving disagreements between management and the auditors regarding financial reporting) for the purpose of issuing an audit report or performing other audit, review or attest services or related work;

•	Pre-approving (or designating a member to pre-approve) audit and non-audit services provided to the Company by the auditors and other public accounting firms (or subsequently approving non-audit services when subsequent approval is necessary and permissible);

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its auditors, including (i) reviewing the auditors’ qualifications, performance and independence, (ii) reviewing the auditor’s proposed audit scope and audit approach, (iii) discussing with the auditors the financial statements and audit findings, including any matters described in Statement of Accounting Standards (“SAS”) No. 61, and (iv) reviewing reports submitted to the Audit Committee by the auditors in accordance with the applicable requirements of the Securities and Exchange Commission (the “SEC”);

•	Reviewing and discussing with management and the auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q with the SEC;

•	Directing the auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing (or designating a member to review) before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing with management and the auditors (i) the Company’s significant accounting policies, (ii) the impact of changes in accounting policies and other financial reporting developments, whether voluntary or pursuant to regulatory or accounting initiatives, including the effect of alternative GAAP methods on the Company’s financial statements, (iii) any transactions as to which management obtained SAS No. 50 letters, (iv) the impact of off- balance sheet structures on the Company’s financial statements, and (v) any auditing or accounting issues concerning the Company’s employee benefit plans;

•	Reviewing with management and the auditors any correspondence with or findings by regulatory agencies, and any employee complaints or published reports that raise material issues, regarding the Company’s financial statements or accounting policies, or other practices;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Reviewing the Company’s risk management policies, including its investment policies and performance for cash and short-term investments;

•	Instituting special investigations relating to financial statements or accounting policies with full access to all books, records, facilities and personnel of the Company;

•	Retaining and obtaining advice and assistance from outside legal, accounting or other advisors;

•	Establishing and maintaining free and open means of communication between the Audit Committee, the auditors and management;

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	Establish procedures for receiving, retaining and treating complaints received by the Company regarding its other practices;

•	Overseeing compliance by the Company’s directors, officers and employees with the Company’s Code of Business Conduct and Ethics; and

•	Reviewing its own charter (including its structure, processes and membership requirements) at least annually, and making recommendations to the Board for any proposed changes;

•	Providing a report in the Company’s proxy statement as required by the rules and regulations of the SEC; and

•	Determining the appropriate funding for payment of compensation (i) to the auditors for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and (ii) to any legal, accounting or other advisors employed by the Audit Committee.
      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations.
MEETINGS:
      The Audit Committee will meet as often as it determines, but not less frequently than once quarterly. The Audit Committee, in its discretion, will ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee will meet separately with the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet periodically in separate executive session with the auditors as well as any internal auditors, financial controller, or other financial personnel of the Company, at such times as it deems appropriate to fulfill the responsibilities of the Audit Committee under this charter.
MINUTES:
      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.
REPORTS:
      In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its reviews, findings and recommendations to the Board as may be appropriate, consistent with the Audit Committee’s charter.
COMPENSATION:
      Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as members of the Board or any committee thereof.
DELEGATION OF AUTHORITY:
      The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.
Adopted June 18, 2004

ZIPREALTY, INC.

PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders.

The shares of stock you are entitled to vote will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 and 2 and in the discretion of the proxyholders on any other matter that properly comes before the meeting.

By signing the proxy, you revoke all prior proxies and appoint Gary M. Beasley and Karen B. Seto, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting of Stockholders to be held at the Grand Hyatt San Francisco, Union Square, 345 Stockton Street, San Francisco, California 94108, on May 10, 2005, at 9:30 a.m., Local Time, or any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

ZIPREALTY, INC.

May 10, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1. Election of directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡	01 Matthew E. Crisp
		¡	02 Donald F. Wood
☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending December 31, 2005:	FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL AND IN THE DISCRETION OF PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.